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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 2, 2006


                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)

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
                  0-18415                                  38-2830092
         (Commission File Number)              (IRS Employer Identification No.)
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
200 East Broadway, Mt. Pleasant, Michigan                     48858
 (Address of principal executive offices)                  (Zip Code)
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       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On May 2, 2006, Farmers State Bank of Breckenridge, a Michigan chartered commercial bank ("Farmers"), The Farwell State Savings Bank, a Michigan chartered commercial bank ("FSSB") and IBT Bancorp, Inc., a Michigan financial services holding company and parent company of Farmers ("IBT"), entered into an Amended and Restated Agreement and Plan of Merger, dated as of May 2, 2006 (the "Restated Agreement"), which amends and restates the parties' Merger Agreement dated December 22, 2005. The original Merger Agreement was included as Exhibit
2.1 to the Form 8-K filed by IBT on December 23, 2005.

     Under the terms of the Restated Agreement, Farmers shall acquire FSSB pursuant to the merger of FSSB with and into Farmers.

     Consummation of the merger is subject to a number of customary conditions, including, but not limited to, (i) the approval of the Restated Agreement by the shareholders of Farwell and (ii) the receipt of requisite regulatory approvals of the merger. The merger is expected to be completed some time during the third quarter of 2006.

     For additional information, reference is made to the Restated Agreement attached as Exhibit 2.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Not applicable.

(b)  Not applicable.

(c)  The following exhibits are included with this Report:

     2.1 Amended and Restated Agreement and Plan of Merger, dated May 2, 2006, among Farmers State Bank of Breckenridge, The Farwell State Savings Bank and IBT Bancorp, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2006                      IBT BANCORP, INC.


                                        By: /s/ Dennis P. Angner
                                            ------------------------------------
                                            Dennis P. Angner,
                                            President and
                                            Chief Executive Officer

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                                  EXHIBIT INDEX

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Exhibit Number   Description
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
Exhibit 2.1      Amended and Restated Agreement and Plan of Merger, dated
                 May 2, 2006.
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